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                                                             Exhibit 99.906 Cert

                                                                   Exhibit 11(b)

SIGNATURES

                            SECTION 906 CERTIFICATION

I, Dayton H. Molendorp, Acting President of OneAmerica Funds, Inc. (the "Registrant"), certify to the best of my knowledge:

     (1) The Form N-CSR of Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: August 24, 2004      /s/  Dayton H. Molendorp
                          -------------------------
                                 Dayton H. Molendorp
                                 Acting President


I, Constance E. Lund, Treasurer of OneAmerica Funds, Inc. (the "Registrant"), certify to the best of my knowledge:

     (1) The Form N-CSR of Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: August 24, 2004      /s/ Constance E. Lund
                          ---------------------------
                                Constance E. Lund
                                Treasurer